UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 31, 2018, First Foundation Inc. issued a press release reporting its consolidated financial results for the fourth quarter and year ended December 31, 2017. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements relate to First Foundation’s current expectations and are subject to the limitations and qualifications set forth in First Foundation’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 8.01 Other Events

On January 31, 2018, First Foundation Inc. announced the following consolidated financial results for the fourth quarter and year ended December 31, 2017:

FIRST FOUNDATION INC.

CONSOLIDATED BALANCE SHEETS - Unaudited

(in thousands, except share and per share amounts)

	December 31, 2017	December 31, 2016
ASSETS

Cash and cash equivalents	$120,394	$597,946
Securities available-for-sale (“AFS”)	519,364	509,578
Loans held for sale	154,380	250,942

Loans, net of deferred fees	3,663,727	2,555,709
Allowance for loan and lease losses (“ALLL”)	(18,400)	(15,400)
Net loans	3,645,327	2,540,309

Investment in FHLB stock	19,060	33,750
Deferred taxes	12,143	16,811
Premises and equipment, net	6,581	6,730
Real estate owned (“REO”)	2,920	1,734
Goodwill and intangibles	33,576	2,177
Other assets	27,440	15,426
Total Assets	$4,541,185	$3,975,403

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Deposits	$3,443,527	$2,426,795
Borrowings	678,000	1,250,000
Accounts payable and other liabilities	24,707	14,344
Total Liabilities	4,146,234	3,691,139

Commitments and contingencies	-	-
Shareholders’ Equity
Common Stock, par value $.001: 70,000,000 shares authorized; 38,207,766 and 32,719,632 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	38	16
Additional paid-in-capital	314,501	232,428
Retained earnings	85,503	57,065
Accumulated other comprehensive income (loss), net of tax	(5,091)	(5,245)
Total Shareholders’ Equity	394,951	284,264

Total Liabilities and Shareholders’ Equity	$4,541,185	$3,975,403

FIRST FOUNDATION INC.

CONSOLIDATED INCOME STATEMENTS - Unaudited

(in thousands, except share and per share amounts)

	For the Quarter Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016

Interest income:
Loans	$33,998	$23,718	$121,707	$85,080
Securities	3,227	3,358	12,407	12,781
FHLB Stock, fed funds sold and deposits	686	1,291	2,687	2,781
Total interest income	37,911	28,367	136,801	100,642

Interest expense:
Deposits	5,340	2,722	17,443	8,916
Borrowings	1,346	641	5,740	2,277
Total interest expense	6,686	3,363	23,183	11,193

Net interest income	31,225	25,004	113,618	89,449

Provision for loan losses	900	1,800	2,762	4,681

Net interest income after provision for loan losses	30,325	23,204	110,856	84,768

Noninterest income:
Asset management, consulting and other fees	7,038	6,257	26,710	24,384
Gain on sale of loans	2,717	574	7,029	7,812
Gain (loss) on capital markets activities	-	-	-	(1,043)
Other income	1,621	755	4,980	3,407
Total noninterest income	11,376	7,586	38,719	34,560

Noninterest expense:
Compensation and benefits	13,703	11,867	56,558	48,574
Occupancy and depreciation	4,302	3,195	15,396	11,978
Professional services and marketing costs	2,572	2,017	7,687	9,825
Other expenses	8,084	3,112	19,335	10,617
Total noninterest expense	28,661	20,191	98,976	80,994

Income before taxes on income	13,040	10,599	50,599	38,334
Taxes on income	10,767	4,082	23,017	15,031
Net income	$2,273	$6,517	$27,582	$23,303

Net income per share:
Basic	$0.06	$0.20	$0.80	$0.72
Diluted	$0.06	$0.19	$0.78	$0.70
Shares used in computation:
Basic	36,890,085	32,668,318	34,482,630	32,365,800
Diluted	37,500,952	33,788,114	35,331,059	33,471,816

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 31, 2018, announcing the consolidated financial results of First Foundation Inc. for the fourth quarter and year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: January 31, 2018	By:	/s/ JOHN MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

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